SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2004

ELI LILLY AND COMPANY

(Exact name of registrant as specified in its charter)

Indiana	001-06351	35-0470950
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Lilly Corporate Center
Indianapolis, Indiana
(Address of Principal		46285
Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (317) 276-2000

No Change

(Former name or former address, if changed since last report)

Item 5. Other Events
SIGNATURES
Press Release

Item 5. Other Events

On March 25, 2004, Eli Lilly and Company (the “Company”) issued a press release announcing that the Company has been advised that the U.S. Attorney for the Eastern District of Pennsylvania has commenced a civil investigation relating to the Company’s marketing and promotional practices. A copy of this press release is attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELI LILLY AND COMPANY (Registrant)
By:	s/ Arnold C. Hanish
	Name:	Arnold C. Hanish
	Title:	Chief Accounting Officer

Dated: March 25, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit
99	Press Release titled: U.S. Attorney’s Office in
Pennsylvania Investigating Lilly’s Marketing Practices